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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 20, 2007


                          POWERWAVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                        000-21507               11-2723423
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                            1801 E. St. Andrew Place
                               Santa Ana, CA 92705
               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (714) 466-1000

        Former name or former address, if changed since last report: N/A

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On February 20, 2007, Powerwave Technologies, Inc. issued a press release regarding financial results for its fourth quarter of fiscal 2006 and full fiscal year, ending December 31, 2006. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

       In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following exhibit is furnished as part of this report:

99.1  Press release dated February 20, 2007.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 20, 2007                         POWERWAVE TECHNOLOGIES, INC
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                                                By: /s/ Kevin T. Michaels
                                                    ----------------------------
                                                    Kevin T. Michaels
                                                    Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit Number                  Description
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     99.1       Press release dated February 20, 2007.





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